UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2017

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 12, 2017, the Board of Directors (the “Board”) of UDR, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (as amended through July 12, 2017) (the “Bylaws”) to clarify the duties of certain officers and the procedures for their appointment, and to make certain other technical or conforming amendments.

The foregoing description of the Bylaws is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Form 8-K, which is marked to show changes to the bylaws of the Company previously in effect and which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as amended through July 12, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

July 19, 2017	By:	/s/ Warren L. Troupe
Warren L. Troupe
Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws (as amended through July 12, 2017)